GE INVESTMENTS FUNDS, INC.

Supplement Dated February 14, 2005

To Prospectus Dated May 1, 2004

The portfolio manager information on page 58 of the Prospectus with respect to Robert A. MacDougall is deleted in its entirety and replaced with the following:

Paul M. Colonna is a Senior Vice President of GE Asset Management. He leads a team of portfolio managers for the Income Fund and is also responsible for the fixed income portion of the Total Return Fund. Mr. Colonna has served in those capacities since January 2005. Prior to joining GE Asset Management, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

GE INVESTMENTS FUNDS, INC.

(Total Return Fund)

Supplement Dated February 14, 2005

To Prospectus Dated May 1, 2004

The portfolio manager information on page 20 of the Prospectus with respect to Robert A. MacDougall is deleted in its entirety and replaced with the following:

Paul M. Colonna is a Senior Vice President of GE Asset Management. He leads a team of portfolio managers responsible for the fixed income portion of the Total Return Fund. Mr. Colonna has served in that capacity since January 2005. Prior to joining GE Asset Management, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.